UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

Commission File Number of issuing entity: 333-239581

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-239581-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

13-4994650

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01	Other Events

On July 16, 2021, pursuant to Reassignment No. 19 of Receivables in Removed Asset Pool One Accounts (the “APO Reassignment No. 19 of Receivables”), by and between Chase Issuance Trust (the “Trust”) and Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”), the Collateral Agent reconveyed accounts with an approximate aggregate amount of credit card receivables of $193.4 million to the Trust. The foregoing description of APO Reassignment No. 19 of Receivables does not purport to be complete and is qualified in its entirety by reference to APO Reassignment No. 19 of Receivables, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On July 16, 2021, pursuant to Reassignment No. 19 of Receivables in Removed Accounts (the “TSA Reassignment No. 19 of Receivables”), by and between Chase Card Funding LLC (“Chase Card Funding”) and the Trust, the Trust reconveyed accounts with an approximate aggregate amount of credit card receivables of $193.4 million to Chase Card Funding. The foregoing description of TSA Reassignment No. 19 of Receivables does not purport to be complete and is qualified in its entirety by reference to TSA Reassignment No. 19 of Receivables, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On July 16, 2021, pursuant to Reassignment No. 4 of Receivables in Removed Accounts (the “RPA Reassignment No. 4 of Receivables” and together with the APO Reassignment No. 19 of Receivables and the TSA Reassignment No. 19 of Receivables, the “Reassignments”), by and between JPMorgan Chase Bank, National Association (the “Bank”) and Chase Card Funding, Chase Card Funding reconveyed accounts with an approximate aggregate amount of credit card receivables of $193.4 million to the Bank. The foregoing description of RPA Reassignment No. 4 of Receivables does not purport to be complete and is qualified in its entirety by reference to RPA Reassignment No. 4 of Receivables, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

The Bank services the receivables that are included in the Reassignments and will continue to service the accounts associated with such receivables following the Reassignments.

The management of the Bank believes that the Reassignments will have no material effect on the Trust or the asset backed securities issued by the Trust.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Reassignment No. 19 of Receivables in Removed Asset Pool One Accounts, dated as of July 16, 2021, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

(10.2)	Reassignment No. 19 of Receivables in Removed Accounts, dated as of July 16, 2021, by and between Chase Card Funding LLC and Chase Issuance Trust.

(10.3)	Reassignment No. 4 of Receivables in Removed Accounts, dated as of July 16, 2021, by and between Chase Card Funding LLC and JPMorgan Chase Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC as Depositor of the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name: Patricia M. Garvey
Title: Executive Director

Date: July 21, 2021